Supplement dated January 15, 2025, to the

Prospectus dated May 1, 2024,

for Protective Variable Annuity NY II B Series contracts issued by

Protective Life & Annuity Insurance Company

Variable Annuity Account A of Protective Life

PROTECTIVE VARIABLE ANNUITY EXCHANGE OFFER TERMINATION

Effective March 3, 2025, we will be terminating the exchange offer we made available starting on January 1, 2024. Owners of eligible Protective variable annuity contracts may elect to exchange their existing contract for a new Protective Variable Annuity NY II B Series contract subject to the exchange offer terms and conditions. The exchange offer involved the following eligible Protective variable annuity contracts:

ProtectiveAccess® XL NY,

Protective Variable Annuity NY (contracts issued on or after July 15, 2013) – L Series, B Series, or C Series,

Protective Variable Annuity NY (contracts issued before July 15, 2013), – L Series, B Series, or C Series,

ProtectiveRewards® II NY, and

ProtectiveRewards® Elite NY.

If you would like to accept the offer before it is terminated on March 3, 2025, you can find the exchange offer terms and conditions in Appendix I of the Protective Variable Annuity NY II B Series prospectus, which can be found by visiting www.protective.com/productprospectus.